SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2019

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On December 20, 2019, our board of directors approved the issuance of 10,000 shares of our newly designated Series G Preferred Stock to our COO, Charles Smith. These shares were issued to Mr. Smith as a partial payment, in the amount of $10,000, of certain sums owing for accrued compensation due to Mr. Smith. The rights, preferences, and terms of the Series G Preferred Stock are described below.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2019, our board of directors approved a Certificate of Designation for our newly designated Series G Preferred Stock. The class of Series G Preferred Stock consists of 10,000 shares. Each share of Series G Preferred Stock will automatically convert to fifty (50) shares of common stock immediately following the effectiveness of an amendment to our Articles of Incorporation increasing the amount of our authorized capital stock. Series G Preferred Stock shall have the right to cast twenty thousand (20,000) votes for every one (1) share of Series G Preferred Stock on any and all proposals to amend our Articles of Incorporation to increase the authorized capital stock of the company. The holders of Series G Preferred Stock shall have no other voting rights.

The Certificate of Designation is filed herewith and should be reviewed in its entirety for further information.

SECTION 8 – Other Events

Item 8.01 – Other Events

On December 20, 2019, our board of directors and Mr. Smith, acting pursuant to the special voting rights accruing under the Series G Preferred Stock, approved an amendment to our Articles of Incorporation increasing our authorized common stock to 1,000,000,000 shares. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, this amendment will not be implemented until a date at least 20 days after the date on which an Information Statement on Schedule 14C has been mailed to our shareholders. Upon legal effectiveness of the amendment to our Articles of Incorporation, Mr. Smith’s Series G Preferred Stock will automatically convert to 500,000 shares of common stock pursuant to the terms of the Certificate of Designation.

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Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series G Preferred Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

 ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: December 26, 2019

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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